                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):

                               September 24, 2001

                                   ----------


                             THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                    (STATE OF JURISDICTION OF INCORPORATION)


                    1-11605                         95-4545390
           (COMMISSION FILE NUMBER)               (IRS EMPLOYER
                                                IDENTIFICATION NO.)


      500 South Buena Vista Street, Burbank, California      91521
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


                                 (818) 560-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. Other Events.

         On September 24, 2001, The Walt Disney Company, a Delaware corporation (the "Company"), completed the issuance and sale to the public of (i) $500,000,000 aggregate principal amount of 3.90% Global Notes due September 15, 2003 (the "3.90% Global Notes"), and (ii) $500,000,000 aggregate principal amount of 4.50% Global Notes due September 15, 2004 (the "4.50% Global Notes"), pursuant to an Underwriting Agreement, dated September 17, 2001, between the Company and the several underwriters set forth therein.

         On September 24, 2001, the Company also commenced its $6,500,000,000 Medium-Term Note Program, to allow the Company to issue and sell up to $6,500,000,000 aggregate principal amount (or an equivalent amount in one or more foreign or composite currencies or currency units) of Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue (the "Medium-Term
Notes"), pursuant to a Distribution Agreement, dated September 24, 2001, between the Company and the several agents set forth therein. The Medium-Term Notes may be issued as fixed rate notes, floating rate notes or a combination of fixed and floating rate notes.

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-67870), as amended, filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and declared effective by the Commission on August 23, 2001, with respect to (i) the Company's issuance and sale of the 3.90% Global Notes and the 4.50% Global Notes and (ii) the securities issuable pursuant to the Medium-Term Note Program.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

Exhibit No.   Description
1.1           Underwriting Agreement, dated September 17, 2001, between the
              Company and the several underwriters named therein.

1.2           Distribution Agreement, dated September 24, 2001, between the
              Company and the agents named therein.

4.1 Senior Debt Securities Indenture, dated September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee.

4.2           Officers' Certificate establishing the Company's 3.90% Global
              Notes due September 15, 2003, and the Company's 4.50% Global Notes due September 15, 2004, each as a series under the Senior Debt
              Securities Indenture.

                                       2

4.3           Form of 3.90% Global Note due September 15, 2003 (included in
              Exhibit 4.2).

4.4           Form of 4.50% Global Note due September 15, 2004 (included in
              Exhibit 4.2).

4.5 Officers' Certificate establishing the Medium-Term Notes as a series of securities under the Senior Debt Securities Indenture.

4.6           Form of Medium-Term Note (Discount) (included in Exhibit 4.5).

4.7           Form of Medium-Term Note (Fixed Rate) (included in Exhibit 4.5).

4.8           Form of Medium-Term Note (Floating Rate) (included in
              Exhibit 4.5).

4.9           Form of Medium-Term Note (Zero Coupon) (included in Exhibit 4.5).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE WALT DISNEY COMPANY



                                           By: /s/ David K. Thompson
                                               -------------------------------
                                               David K. Thompson
                                               Senior Vice President
                                               Assistant General Counsel


Dated:   September 24, 2001

                                       4
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                                  EXHIBIT INDEX

Exhibit No.   Description
1.1           Underwriting Agreement, dated September 17, 2001, between the
              Company and the several underwriters named therein.

1.2           Distribution Agreement, dated September 24, 2001, between the
              Company and the agents named therein.

4.1 Senior Debt Securities Indenture, dated September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee.

4.2           Officers' Certificate establishing the Company's 3.90% Global
              Notes due September 15, 2003, and the Company's 4.50% Global Notes due September 15, 2004, each as a series under the Senior Debt
              Securities Indenture.

4.3 Form of 3.90% Global Note due September 15, 2003 (included in Exhibit 4.2).

4.4 Form of 4.50% Global Note due September 15, 2004 (included in Exhibit 4.2).

4.5 Officers' Certificate establishing the Medium-Term Notes as a series of securities under the Senior Debt Securities Indenture.

4.6           Form of Medium-Term Note (Discount) (included in Exhibit 4.5).

4.7           Form of Medium-Term Note (Fixed Rate) (included in Exhibit 4.5).

4.8           Form of Medium-Term Note (Floating Rate) (included in
              Exhibit 4.5).

4.9           Form of Medium-Term Note (Zero Coupon) (included in Exhibit 4.5).

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